UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2024

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address and zip code of principal executive offices)

(225) 292-2031 or (800) 467-2662

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	AMED	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on June 26, 2023, Amedisys, Inc., a Delaware corporation (“Amedisys”), UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), and Aurora Holdings Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of UnitedHealth Group (“Merger Sub” and collectively with Amedisys and UnitedHealth Group, the “Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Amedisys (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement, with Amedisys surviving the Merger as a wholly owned subsidiary of UnitedHealth Group.

On December 26, 2024, the Parties entered into a waiver (the “Waiver”) pursuant to which, among other things, Amedisys and UnitedHealth Group each waived its right to terminate the Merger Agreement due to a failure of the Merger to have been consummated by the Outside Date (as defined in the Merger Agreement) until the earlier of (i) 5:00 p.m. (New York time) on the tenth business day following a final order (whether or not appealable) issued by the U.S. District Court for the District of Maryland with respect to the complaint filed by the U.S. Department of Justice and certain other parties regarding the Merger and the other transactions contemplated by the Merger Agreement that permanently prohibits the consummation of the Merger and (ii) 11:59 p.m. (New York time) on December 31, 2025 (the “Waiver Period”).

The Waiver also contains waivers by the Parties such that, (i) the Regulatory Break Fee under the Merger Agreement will be $275,000,000, which may escalate for the failure to meet certain timing milestones related to divesting certain assets to gain approval up to $325,000,000; (ii) the revenue-related aspect of the definition of “Burdensome Condition” is increased, (iii) Amedisys may take certain actions that would otherwise be prohibited by interim operating covenants contained in the Merger Agreement and (iv) certain closing conditions relating to government approvals are no longer conditions to the consummation of the Merger.

The foregoing description of the Waiver is qualified in its entirety by reference to the Waiver, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on UnitedHealth Group’s and Amedisys’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of Amedisys’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Amedisys’s control. Amedisys’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, among other things, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the inability to complete the proposed transaction as a result of the complaint filed by the U.S. Department of Justice and certain other parties that seeks to prohibit the consummation of the proposed transaction, (4) the effect of the pendency of the proposed transaction on Amedisys’s ability to maintain relationships with its patients, payers and providers and retain its management and key employees, (5) costs related to the proposed transaction and (6) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in UnitedHealth Group’s and Amedisys’s respective filings with the SEC, including the risk factors discussed in Amedisys’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to Amedisys and speaks only as of the date on which it is made. Amedisys undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on Amedisys’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Waiver, dated as of December 26, between Amedisys, Inc., UnitedHealth Group Incorporated and Aurora Holdings Merger Sub Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Amedisys will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. Amedisys may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

Dated: December 26, 2024	By:	/s/ Richard Ashworth
Name: Richard Ashworth
Title: President and Chief Executive Officer

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